EXHIBIT 99.2 2nd Quarter 2016 Earnings Conference Call July 26, 2016

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations 3 Participants

• Overview • 2nd Quarter 2016 Financial Update • Summary 4

5 Financial performance Strong year-to-date financial results 2016 operating EPS* guidance raised 7th consecutive year with a dividend increase Regulatory framework New commissioner appointed to MPSC Regulatory proceedings progressing in a constructive manner, including a supportive position regarding NEXUS Operations DTE Electric ranked 2nd in Midwest for residential customer satisfaction** Year to date safety performance best in company’s history NEXUS project on track for 4th quarter 2017 in-service * Reconciliation to GAAP reported earnings included in the appendix We continue to make progress on many fronts ** J.D. Power 2016 Electric Utility Residential Customer Satisfaction Study(sm)(large providers). Visit jdpower.com

6 Achieved strong results in the 2nd quarter and are increasing operating EPS* guidance for the year • 2nd quarter 2016 operating EPS* of $0.98, up $0.22 from last year • 2016 operating EPS guidance range raised to $4.91 - $5.19 ̶ Guidance midpoint raised by $0.12 • Annualized dividend increased $0.16 to $3.08 per share ̶ 5.5% increase ̶ 7th consecutive year with a dividend increase • Continuing significant investment to improve customer reliability • Balance sheet remains strong * Reconciliation to GAAP reported earnings included in the appendix

$4.82 $2.35 $2.48 $2.62 $2.76 $2.92 $3.08 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Raising 2016 operating EPS* guidance to a midpoint of $5.05 7 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) Operating EPS Dividend (Annualized) Actuals Forecast Dividend per share 5.6% CAGR 2011 – 2015 $3.75 $5.05 5.5% increase Operating EPS 6.5% CAGR 2011 – 2015 2016 Operating EPS Guidance Midpoint Growth segments $4.97 Total DTE Energy $5.05 Original guidance $4.93 $4.93

8 Paving the way to cleaner energy for our customers Note: Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies • Announced retirement of 2.5 GW of less-efficient coal-fired generation – Capacity will be retired by 2023 – Combination of baseload gas and solar/wind renewables replace retired generation – ~$3 billion of expected investment • Will retire additional 1.0 GW by 2030 – Coal generation reduced by more than half • Reducing CO2 and conventional emissions significantly through 2030 2030 Scenario 55% 2015 20% 15% 12.4 25% 15%-30% 15% Nuclear/Other Gas Renewables Coal 10% 30%-45% Electric Capacity Shift (GW) 12 - 13

9 NEXUS project is progressing and originates in the most economical geology in the country Natural Gas LDC Industrial Customer Power Generation Marcellus / Utica Dry Gas Core DTE Gas Vector • Project on track for 4th quarter 2017 in- service • FERC Notice of Schedule issued 2nd quarter 2016 • Draft Environmental Impact Statement (EIS) received on July 8, 2016 • Final EIS expected by November 30, 2016 • FERC certificate of construction expected within 90 days of final EIS • Right of way acquisitions and detailed engineering progressing • Constructive work with FERC and other regulatory agencies continues

• Overview • 2nd Quarter 2016 Financial Update • Summary 10

2nd Quarter 2016 Operating Earnings* Variance

(millions, except EPS)

Operating Earnings

	2Q 2015	2Q 2016	Change
DTE Electric	$ 111	$ 135	$ 24
DTE Gas	(7)	13	20
Gas Storage & Pipelines	25	35	10
Power & Industrial Projects	18	17	(1)
Corporate & Other	(13)	(23)	(10)
Growth segments**	**$ 134**	**$ 177**	**$ 43**
Growth segments operating EPS	**$ 0.75**	**$ 0.98**	**$ 0.23**
Energy Trading	3	-	(3)
DTE Energy	**$ 137**	**$ 177**	**$ 40**
Operating EPS	**$ 0.76**	**$ 0.98**	**$ 0.22**
Avg. Shares Outstanding	179	180	

Drivers

DTE Electric

- Warmer weather in May and June and rate implementation partially offset by 2015 revenue decoupler amortization

DTE Gas

- Cooler April weather, main replacement surcharge and planned initiatives in response to warm 1Q weather

Non-Utility

- Gas Storage & Pipelines: higher earnings across all platforms
- Power & Industrial Projects: lower steel related earnings offset by REF favorability primarily due to project in-service 4Q 2015

Corporate & Other

- Timing of taxes

Energy Trading

- Primarily lower realized power results

* Reconciliation to GAAP reported earnings included in the appendix
** Total DTE Energy excluding Energy Trading

11

* Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Original Guidance 2016 YTD 2Q Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $4.80 - $5.05 $4.80 - $5.05 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 0 $864 - $910 180 $262 100 65 38 (30) $435 $2.42 16 $451 180 $2.51 (millions, except EPS) 12 Increasing our 2016 operating EPS* guidance 2016 Revised Guidance $4.85 - $5.08 $4.91 - $5.19 $589 - $605 135 - 141 110 - 115 90 - 100 (50) - (46) $874 - $915 10 - 20 $884 - $935 180

Capital Expenditures Summary YTD 2015 YTD 2016 DTE Electric Distribution Infrastructure $288 $224 New Generation 253 55 Maintenance & Other 364 361 $905 $640 DTE Gas Base Infrastructure $82 $93 Nexus Related - 14 Main Replacement** 35 50 $117 $157 Non-Utility $146 $184 Total $1,168 $981 (millions) ** Includes Main Renewal / Meter Move-out / Pipeline Integrity 13 Cash Flow Summary YTD 2015 YTD 2016 Cash From Operations* $1.2 $1.3 Capital Spending (1.2) (1.0) Free Cash Flow $0.0 $0.3 Asset Sales & Other 0.1 - Dividends (0.2) (0.3) Net Cash ($0.1) $0.0 Debt Financing: Issuances $0.8 $0.6 Redemptions (0.5) (0.6) Change in Debt $0.3 $0.0 (billions) * Includes ~$0.2b and $0 of equity issued for employee benefit programs in 2015 and 2016, respectively June YTD 2016 Cash Flow and Capital Expenditures

25% 21% 2014 2015 2016E 51% 52% 2014 2015 2016E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + • Strong year-to-date cash performance; 2016 financing plan is on track − $100 million equity issuance possible, but may not be necessary − Issued $300 million of 60-year, 5.375% junior subordinated debentures at DTE Energy − Issued $300 million of 30-year, 3.70% long-term debt at DTE Electric • $1.8 billion of available liquidity • Successfully extended the existing $1.9 billion credit facilities to 2021 14 Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity ** Funds from Operations (FFO) is calculated using operating earnings

• Overview • 2nd Quarter 2016 Financial Update • Summary 15

• Raising 2016 operating EPS* guidance by $0.12... ...in light of strong year-to-date performance • Increasing dividend for 7th consecutive year... ...as we continue to grow dividends with earnings • Investing in utilities and strategic growth opportunities in our non-utility businesses... ...providing consistent 5% to 6% annual EPS growth • Retiring coal plants and replacing with a combination of gas and renewables... ...paving the way to cleaner energy by significantly reducing emissions • Maintaining strong cash flow and balance sheet... ...supporting our future growth opportunities 16 * Reconciliation to GAAP reported earnings included in the appendix Summary

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 17 Contact Us

Appendix

2 Q 2 0 1 5 O p e rati n g E a rn in g s W e a th e r Ra te Impl e m e n ta ti o n 2 0 1 5 R e v e n u e Dec o u p le r A m o rtiza ti o n Ra te B a s e / O th e r 2 Q 2 0 1 6 O p e rati n g E a rn in g s * Reconciliation to GAAP reported earnings included in the appendix Drivers • Warmer weather in May and June 2016 Variance to normal weather - 2Q 2015: ($2) - 2Q 2016: $14 • July 1st 2015 rate implementation supporting infrastructure improvements to enhance reliability for our customers Operating Earnings* Variance 19 (millions) $111 $135 $16 $35 ($19) ($8) DTE Electric Variance Analysis

Cash Flow Summary 2015 Actual 2016 Guidance Cash From Operations* $1.9 $1.8 Capital Spending (2.3) (2.7) Free Cash Flow ($0.4) ($0.9) Asset Sales & Other 0.1 - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.4) Debt Financing: Issuances $1.1 $1.9 Redemptions (0.3) (0.5) Change in Debt $0.8 $1.4 Capital Expenditures Summary (millions) 2015 Actual 2016 Guidance DTE Electric Distribution Infrastructure $579 $610 New Generation 316 150 Maintenance & Other 892 790 $1,787 $1,550 DTE Gas Base Infrastructure $184 $220 NEXUS Related 2 110 Main Replacement** 87 100 $273 $430 Non-Utility $299 $520 – 720 Total $2,359 $2,500 - 2,700 ** Includes Main Renewal / Meter Move-out / Pipeline Integrity 20 (billions) * Includes ~$0.2b and ~$0.1b of equity issued for employee benefit programs in 2015 actuals and 2016 guidance, respectively 2016 Cash Flow and Capital Guidance

2Q 2015 2Q 2016 % change 2Q 2015 2Q 2016 % change Actuals 230 274 19% Actuals 699 838 20% Normal 215 215 0% Normal 780 774 -1% Deviation from normal 7% 27% Deviation from normal -10% 8% YTD 2015 YTD 2016 % change YTD 2015 YTD 2016 % change Actuals 230 274 19% Actuals 4,490 3,755 -16% Normal 215 215 0% Normal 4,004 4,095 2% Deviation from normal 7% 27% Deviation from normal 12% -8% 2Q YTD 2Q YTD ($2) $8 ($2) $18 $14 $6 $3 ($11) 2Q YTD 2Q YTD ($0.01) $0.04 ($0.01) $0.10 $0.08 $0.03 $0.02 ($0.06) (Includes Electric Choice) (GWh) YTD 2015 YTD 2016 % change Residential 7,097 7,112 0% Commercial 9,813 9,825 0% Industrial 5,997 5,957 -1% Other 147 136 -7% TOTAL SALES** 23,054 23,030 0% Cooling degree days Heating degree days DTE Electric service territory DTE Gas service territory Earnings impact of weather - DTE Electric Earnings impact of weather - DTE Gas Variance from normal weather 2015 2015 ($millions, after-tax) ($ per share) ($millions, after-tax) ($ per share) 2016 2016 Weather Normal Electric Sales* - DTE Electric Service Area 2015 2015 2016 2016 Variance from normal weather 21 Weather and DTE Electric Weather Normal Sales * Includes adjustments for temperature normalization and customer outages due to weather ** Includes choice of 2,469 YTD 2015 and 2,486 YTD 2016

2nd Quarter Trading Reconciliation of Operating Earnings* to Economic Net Income

(millions)



$0
$12
$12
2Q 2016 Operating Earnings*
Accounting Adjustments**
2Q 2016 Economic Net Income



$3
$16
$19
2Q 2015 Operating Earnings*
Accounting Adjustments**
2Q 2015 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Operating Earnings*

(millions, after-tax)

	2Q 2016	2Q 2015
Realized	$4	$12
Unrealized	8	2
O&M / Other	(12)	(11)
	$0	$3

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

22

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to- market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to- market changes of certain derivative contracts YTD 2016 Economic Net Income Accounting Adjustments** YTD 2016 Operating Earnings* $15 $39 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Operating Earnings* Realized Unrealized O&M / Other YTD 2016 YTD 2015 $31 $28 10 8 (23) (23) (millions, after-tax) $16 $15 YTD 2015 Operating Earnings* YTD 2015 Economic Net Income Accounting Adjustments** $24 $16 $14 $30 23 June YTD Trading Reconciliation of Operating Earnings* to Economic Net Income (millions)

2nd Quarter 2016 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2Q 2016

Net Income (millions)

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 135	$ 13	$ 35	$ 15	$ (23)	$ 175	$ (23)	$ 152
Plant closure	-	-	-	2	-	2	-	2
Certain mark-to-market transactions	-	-	-	-	-	-	23	23
Operating Earnings	$ 135	$ 13	$ 35	$ 17	$ (23)	$ 177	$ -	$ 177

2Q 2016

EPS

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 0.75	$ 0.07	$ 0.20	$ 0.08	$ (0.13)	$ 0.97	$ (0.13)	$ 0.84
Plant closure	-	-	-	0.01	-	0.01	-	0.01
Certain mark-to-market transactions	-	-	-	-	-	-	0.13	0.13
Operating Earnings	$ 0.75	$ 0.07	$ 0.20	$ 0.09	$ (0.13)	$ 0.98	$ -	$ 0.98

24

June YTD 2016 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

YTD 2016 — **Net Income (millions)**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 262	$ 100	$ 65	$ 32	$ (30)	$ 429	$ (30)	$ 399
Plant closure	-	-	-	6	-	6	-	6
Certain mark-to-market transactions	-	-	-	-	-	-	46	46
Operating Earnings	$ 262	$ 100	$ 65	$ 38	$ (30)	$ 435	$ 16	$ 451

YTD 2016 — **EPS**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 1.46	$ 0.56	$ 0.36	$ 0.18	$ (0.17)	$ 2.39	$ (0.17)	$ 2.22
Plant closure	-	-	-	0.03	-	0.03	-	0.03
Certain mark-to-market transactions	-	-	-	-	-	-	0.26	0.26
Operating Earnings	$ 1.46	$ 0.56	$ 0.36	$ 0.21	$ (0.17)	$ 2.42	$ 0.09	$ 2.51

25

2nd Quarter 2015 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2Q 2015 — **Net Income (millions)**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 99	$ (7)	$ 25	$ 8	$ (13)	$ 112	$ (3)	$ 109
2011/2012 PSCR disallowance	12	-	-	-	-	12	-	12
Contract termination	-	-	-	10	-	10	-	10
Certain mark-to-market transactions	-	-	-	-	-	-	6	6
Operating Earnings	$ 111	$ (7)	$ 25	$ 18	$ (13)	$ 134	$ 3	$ 137

2Q 2015 — **EPS**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 0.55	$ (0.04)	$ 0.14	$ 0.05	$ (0.07)	$ 0.63	$ (0.02)	$ 0.61
2011/2012 PSCR disallowance	0.07	-	-	-	-	0.07	-	0.07
Contract termination	-	-	-	0.05	-	0.05	-	0.05
Certain mark-to-market transactions	-	-	-	-	-	-	0.03	0.03
Operating Earnings	$ 0.62	$ (0.04)	$ 0.14	$ 0.10	$ (0.07)	$ 0.75	$ 0.01	$ 0.76

26

June YTD 2015 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

YTD 2015 — **Net Income (millions)**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 235	$ 104	$ 52	$ 41	$ (38)	$ 394	$ (12)	$ 382
2011/2012 PSCR disallowance	12	-	-	-	-	12	-	12
Contract termination	-	-	-	10	-	10	-	10
Natural gas pipeline refund	-	-	-	-	-	-	(10)	(10)
Certain mark-to-market transactions	-	-	-	-	-	-	37	37
Operating Earnings	$ 247	$ 104	$ 52	$ 51	$ (38)	$ 416	$ 15	$ 431

YTD 2015 — **EPS**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 1.31	$ 0.58	$ 0.29	$ 0.23	$ (0.21)	$ 2.20	$ (0.07)	$ 2.13
2011/2012 PSCR disallowance	0.07	-	-	-	-	0.07	-	0.07
Contract termination	-	-	-	0.05	-	0.05	-	0.05
Natural gas pipeline refund	-	-	-	-	-	-	(0.06)	(0.06)
Certain mark-to-market transactions	-	-	-	-	-	-	0.22	0.22
Operating Earnings	$ 1.38	$ 0.58	$ 0.29	$ 0.28	$ (0.21)	$ 2.32	$ 0.09	$ 2.41

27

2011 – 2015 Full Year Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)					EPS				
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
DTE Energy Reported Earnings	$ 711	$ 610	$ 661	$ 905	$ 727	$4.18	$3.55	$3.76	$5.10	$4.05
DTE Electric										
Fermi 1 asset retirement obligation	9					0.05				
2011/2012 PSCR disallowance					12					0.07
Tree trimming disallowance					8					0.05
DTE Gas										
Gas Storage & Pipelines										
Power & Industrial Projects										
Coke oven gas settlement		7					0.04			
Chicago Fuels terminal sale		2					0.01			
Pet coke mill impairment		1					0.01			
Asset impairment			4					0.02		
Contract termination					10					0.05
Plant closure					69					0.39
Energy Trading										
Certain mark-to-market transactions			55	(102)	47			0.31	(0.57)	0.26
Natural gas pipeline refund					(10)					(0.05)
Corporate & Other										
Michigan corporate income tax adj.	(87)					(0.50)				
Investment impairment				5					0.03	
NY state tax law change				8					0.04	
Unconventional Gas										
Discontinued operations	3	56				0.02	0.33			
DTE Energy Operating Earnings	$ 636	$ 676	$ 720	$ 816	$ 863	$3.75	$3.94	$4.09	$4.60	$4.82

28

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 and 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. 29 Reconciliation of Other Reported to Operating Earnings